EXHIBIT 10.12

AMENDMENT NO. 2
TO
T-MOBILE USA, INC. SERVICES AGREEMENT

CALL CENTER SERVICES

This Amendment No. 2 to the T-Mobile USA, Inc. Services Agreement — Call Center Services (this “Amendment No. 2”) is made and entered into as of April 1, 2009 (the “Amendment Effective Date”), by and  between T-Mobile USA, Inc., a Delaware corporation, with a principal place of business at 12920 SE 38th Street, Bellevue, Washington 98006 (“T-Mobile”) and StarTek USA, Inc., a Colorado corporation with a principal place of business at 44 Cook Street, 4th Floor, Denver, CO 80206, USA (“Provider”).

RECITALS

WHEREAS T-Mobile and Provider entered into that certain T-Mobile USA, Inc. Services Agreement — Call Center Services effective as of October 1, 2007 (such agreement, together with all schedules and exhibits thereto, and as amended by Amendment No. 1, dated February 24, 2008, hereinafter referred to as the “Original Agreement”);

WHEREAS the terms of the Original Agreement (including, for the avoidance of doubt, capitalized terms defined therein) are incorporated herein mutatis mutandis;

WHEREAS Provider and T-Mobile desire to amend the Original Agreement to adjust the hours of operation for the call center services rendered by Provider at Kingston, Ontario, Canada and Sarnia, Ontario, Canada;

WHEREAS Provider and T-Mobile desire to amend the Original Agreement to add new Lines of Business for the call center services rendered by Provider to include:  MCSA Migrations - 36, WLNP — 518 (formerly Skill 727), WLNP Spanish — 285 (formerly Skill 747), Web Correspondence, Business Care 250, 251, Business Care Offline Chat, Gen Care Offline Chat, B2B Major Accounts — 132, and SunCom Business Care - 450 shown below at Alexandria, Louisiana; Kingston, Ontario, Canada; and/or Sarnia, Ontario, Canada;

WHEREAS Provider and T-Mobile desire to amend the Original Agreement by this Amendment No. 2, to replace in its entirety Section A entitled “Rate Chart” in Schedule 1 to Pricing Terms, as hereinafter set forth;

WHEREAS Provider and T-Mobile desire to amend the Original Agreement by this Amendment No. 2, to incorporate additional AHT KPI tables in Section B (KPI Penalties and Bonuses: Pay for Performance Workbook), as hereinafter set forth below;

WHEREAS Provider and T-Mobile desire to amend the Original Agreement by this Amendment No. 2 to add Exhibit F (Training Device License Agreement) to the Original Agreement, as hereinafter set forth; and

WHEREAS Provider and T-Mobile desire to amend the Original Agreement by this Amendment No. 2 to delete Attachment 1 of Exhibit C entitled “Required Internet Sites (URLs)”

AMENDMENT NO. 2 TO T-MOBILE USA, INC.	T-Mobile USA Confidential
SERVICES AGREEMENT

in its entirety and to incorporate the Required Internet Sites into Exhibit C-1, as hereinafter set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Original Agreement as follows:

AMENDMENTS

1.                                      Amendment.

Section A entitled “Description of Services and Specifications” in Exhibit B (Form of Statement of Work) accompanying and incorporated into the Original Agreement, is hereby deleted in its entirety and replaced with the following:

“A.          Description of Services and Specifications:

Line of Business	AHT	Site	Hours of Operation Pacific Time	Commencement Date for Hours of Operation	Term
Activations English - 261	[*]	Alexandria, Louisiana	[*]	November 9, 2008	Two (2) years from Agreement Effective Date

Consumer Credit English - 281	[*]	Alexandria, Louisiana	[*]	November 9, 2008	Two (2) years from Agreement Effective Date

MCSA Migrations - 36	[*]	Alexandria, Louisiana	[*]	Week of March 15, 2009	Two (2) years from Agreement Effective Date

WLNP — 518 (formerly 727)	[*]	Alexandria, Louisiana	[*]	September 20, 2008	Two (2) years from Agreement Effective Date

Activations English - 261	[*]	Kingston, Ontario, Canada	[*]	November 9, 2008	Two (2) years from Agreement Effective Date

Activations Offline	[*]	Kingston, Ontario, Canada	[*]	October 1, 2007	Two (2) years from Agreement Effective Date

Business Care - 250	[*]	Kingston, Ontario, Canada	[*]	October 1, 2007	Two (2) years from Agreement Effective Date

Business Care - 251	[*]	Kingston, Ontario, Canada	[*]	October 1, 2007	Two (2) years from Agreement Effective Date

Business Care Offline	[*]	Kingston, Ontario, Canada	[*]	March 29, 2009	Two (2) years from Agreement Effective Date

Consumer Credit English - 281	[*]	Kingston, Ontario, Canada	[*]	November 9, 2008	Two (2) years from Agreement Effective Date

Gen Care Offline Chat	[*]	Kingston, Ontario, Canada	[*]	Week of May 17, 2009	Two (2) years from Agreement Effective Date

MCSA Migrations - 36	[*]	Kingston, Ontario, Canada	[*]	February 9, 2009	Two (2) years from Agreement Effective Date

SIM-MSISDN - 19	[*]	Kingston, Ontario, Canada	[*]	February 25, 2008	Two (2) years from Agreement Effective Date

Web Correspondence	[*]	Kingston, Ontario, Canada	[*]	May 18, 2009	Two (2) years from Agreement Effective Date

WLNP —518 (formerly 727)	[*]	Kingston, Ontario, Canada	[*]	September 20, 2008	Two (2) years from Agreement Effective Date

WLNP Casework	[*]	Kingston, Ontario, Canada	[*]	January 1, 2007	Two (2) years from Agreement Effective Date

WLNP Spanish - 285 (formerly 747)	[*]	Kingston, Ontario, Canada	[*]	September 20, 2008	Two (2) years from Agreement Effective Date

B2B Major Accounts - 132	[*]	Sarnia, Ontario, Canada	[*]	July 27, 2007	Two (2) years from Agreement Effective Date

Business Care - 250	[*]	Sarnia, Ontario, Canada	[*]	December 1, 2008	Two (2) years from Agreement Effective Date

Business Care - 251	[*]	Sarnia, Ontario, Canada	[*]	December 1, 2008	Two (2) years from Agreement Effective Date

Business Care Offline	[*]	Sarnia, Ontario, Canada	[*]	October 1, 2007	Two (2) years from Agreement Effective Date

Business Care Offline Chat	[*]	Sarnia, Ontario, Canada	[*]	March 15, 2009	Two (2) years from Agreement Effective Date

MCSA Migrations - 36	[*]	Sarnia, Ontario, Canada	[*]	February 9, 2009	Two (2) years from Agreement Effective Date

SunCom Business Care — 450	[*]	Sarnia, Ontario, Canada	[*]	Week of May 17, 2009	Two (2) years from Agreement Effective Date

2.                                      Amendment.

Section B entitled “General” is hereby changed in reference only to Section C.

3.                                      Amendment.

Section B is hereby modified and entitled as “Service Descriptions” in Exhibit B (Form of Statement of Work) accompanying and incorporated into the Original Agreement, is hereby replaced with the following:

“B.          Service Descriptions.  The following T-Mobile Lines of Business will be supported from the StarTek Facilities:

1.             “Activations English — 261”:  Provides English language customer service regarding account creation, assignment of mobile number, and enrollment in a rate plan.

2.             “B2B Major Accounts — 132”:  Provides individual specialized customer service required by large corporate and government accounts.

3.             “Business Care — 250, 251”:  Provides specialized customer service required by large businesses and government accounts.

4.             “Consumer Credit English — 281”:  Provides English language customer service regarding credit matters on T-Mobile accounts.

5.             “MCSA (Master Corporate Services Agreement) — 36”: Provides customer service to employees of businesses to take advantage of corporate discounts.

6.             “SIM-MSISDN - 19”:  Provides customer service for customers regarding SIMS and phone numbers on T-Mobile accounts.

7.             “Web Correspondence”:  Provides customer service via written customer requests submitted through email to T-Mobile.com.

8.             “WLNP - English — 518 (formerly Skill 727)”:  Provides English language customer service on pending port requests for customers who transfer mobile phone numbers to or from T-Mobile.

9.             “WLNP - Spanish — 285 (formerly Skill 747)”:  Provides Spanish language customer service on pending port requests for customers who transfer mobile phone numbers to or from T-Mobile.

10.           “Activations Offline”: Provides offline customer service regarding account creation, assignment of mobile number, and enrollment in a rate plan.

11.           “Business Care — Offline”: Provides specialized offline customer service required by large businesses and government accounts.

12.           “Business Care Offline Chat”: Provides specialized customer service required by large businesses and government accounts using Instant Service.

13.           “General Customer Care Offline Chat”: Provides general customer support for billing issues, call handling, coverage, calling features, rate plans, services, etc. using Instant Service.

14.           “WLNP Casework”: Provides customer service on pending port requests for customers who transfer mobile phone numbers to or from T-Mobile requiring additional research.

15.           “SunCom Business Care - 450”:  Provides English language specialized customer service required by large businesses and government accounts.”

4.                                      Amendment.

Section A entitled “Rate Chart” in Schedule 1 to Pricing Terms accompanying and incorporated into the Original Agreement, is hereby deleted in its entirety and replaced with the following:

“A.          Rate Chart.  The following chart sets forth the respective rates for the Services, subject to modification as provided in Section B below and as otherwise provided in the Original Agreement.

Line Of Business (LOB)	% Offered to Forecast	Price Per Minute (PPM)**	Holiday/Overtime PPM**
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
Activations English - 261	[*]	[*]	[*]
B2B Major Accounts - 132	[*]	[*]	[*]
Business Care - 250, 251	[*]	[*]	[*]
Consumer Credit English - 281	[*]	[*]	[*]
MCSA Migrations - 36	[*]	[*]	[*]
WLNP – 518 (formerly 727)	[*]	[*]	[*]
SunCom Business Care – 450	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
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	[*]	[*]	[*]
	[*]	[*]	[*]

Line Of Business (LOB)	% Offered to Forecast	Price Per Minute (PPM)**	Holiday/Overtime PPM**
	[*]	[*]	[*]
WLNP Spanish - 285 (formerly 747)	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
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	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]

Base Price Per Minute (PPM) Rate		[*]

Line Of Business (LOB)	Location	Price Per Hour (PPH)	Holiday/Overtime PPH
Activations Offline	Kingston, Ontario	[*]	[*]

Business Care Offline	Kingston, Ontario Sarnia, Ontario	[*]	[*]

Gen Care Offline Chat	Kingston, Ontario	[*]	[*]

SIM-MSISDN - 19	Kingston, Ontario	[*]	[*]

Web Correspondence	Kingston, Ontario	[*]	[*]

WLNP Casework	Kingston, Ontario	[*]	[*]

Business Care Offline Chat	Sarnia, Ontario	[*]	[*]

**NOTE:  Pricing contingent upon meeting adjusted Service Level goal and 95% staffing level

Hourly Price Points	Price Per Hour (PPH)
New Hire Training	$	[*]
Continuing Education Training	$	[*]
Conversion Training (80/40)	$	[*]
Conversion Training - Activations and Consumer Credit (90/20)	$	[*]
Data Input of Downtime Forms	$	[*]
Non-Standard Report Development	$	[*]

5.             Amendment.

Section 14.6 (One Call Resolution (OCR)) of the Standard Terms is hereby deleted in its entirety.

“[RESERVED]”

6.             Amendment.

The AHT KPI tables with the PFP Factors in Section B (KPI Penalties and Bonuses: Pay for Performance Workbook) of Schedule 1 to Standard Terms and Conditions are edited to include the additional LOBs as hereinafter set forth in Appendix A.

7.                                      Amendment.

Section C (Ramp Provisions) is hereby deleted in its entirety.

8.                                      Amendment.

Exhibit F (Training Device License Agreement) shall be added to the Original Agreement in the form set forth as Appendix B attached hereto.

9.                                      Amendment.

Attachment 1 to Exhibit C (“T-Mobile Customer Care System”) entitled “Required Internet Sites (URLs)” is hereby deleted and replaced in its entirety as follows:

“EXHIBIT C-1

REQUIRED INTERNET SITES (URLs)

At least monthly T-Mobile will electronically submit a list of URLs that supplement internal “Streamline” methods and procedures for addressing T-Mobile customer concerns.  Provider must provide and limit network access to strictly these URLs, and ensure that such URLs are accessible on each workstation during training and production.  T-Mobile may, in its sole discretion, change or update the list and the form of communication to Provider at any time.”

10.          The Handset and SIM License Agreement dated September 26, 2008 is hereby revoked in its entirety and is superseded with Exhibit F.

11.          Except as modified or superseded by this Amendment No. 2, all other terms and conditions of the Original Agreement shall remain in full force and effect, without modification, addition or deletion.

12.          Headings used in this Amendment No. 2 are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section.

(THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK)

13.          This Amendment No. 2 may be executed by the Parties hereto in any number of separate counterparts, including by facsimile or other electronic transmission, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the Amendment Date above.

PROVIDER		T-MOBILE USA, INC.

By:	/s/ A. L. Jones	By:	Betty Jones

Name:	A. L. Jones	Name:	Betty Jones

Title:	CEO	Title:	Vice President, Customer Care

Date Signed:	6-23-09	Date Signed:	6-16-09

APPENDIX A

AMENDED PFP FACTORS

The PFP Factors for the additional AHT tables as set forth in Section B (KPI Penalties and Bonuses: Pay for Performance Workbook) of Schedule 1 to Standard Terms and Conditions are as follows:

**Note:  pursuant to the terms and conditions set forth in the Agreement, the measurements below are subject to revision at T-Mobile’s sole discretion, by provision of written notice to the Provider.  If Quality PFP is in penalty, no bonus for AHT PFP can be achieved.

AHT - 420
Activations English (261)

From	To	PFP Factor
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

AHT - 320
Consumer Credit English (281)

From	To	PFP Factor
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

AHT - 450
MCSA Migrations (36)

From	To	PFP Factor
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

AHT - 415
WLNP English (518)
WLNP Spanish (285)

From	To	PFP Factor
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

AHT - 480
Business Care (250)
Business Care (251)

From	To	PFP Factor
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

AHT - 340
B2B Major Accounts
(132)

From	To	PFP Factor
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

APPENDIX A	T-Mobile USA Confidential

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APPENDIX B

EXHIBIT F

TRAINING DEVICE LICENSE AGREEMENT

APPENDIX B	T-Mobile USA Confidential

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EXHIBIT F

T-MOBILE USA, INC.

TRAINING DEVICE LICENSE AGREEMENT

License Effective Date: April 1, 2009

This Training Device License Agreement (this “License Agreement”) is entered into as of the License Effective Date above, by and between T-Mobile USA, Inc., with its primary business office at 12920 SE 38th Street, Bellevue, WA Washington 98006 (“T-Mobile”), and StarTek USA, Inc., a corporation organized under Colorado, with a principal place of business at 44 Cook Street, 4th Floor, Denver, Colorado 80206, USA (“Provider”).

For purposes of clarity, T-Mobile and/or Provider may be generally referred to herein individually as a “Party” or collectively as the “Parties.”

1.   Scope of Use.  Provider and T-Mobile currently have entered into that certain Services Agreement — Call Center Services, dated October 1, 2007, and as amended by Amendment No. 1, dated February 24, 2008 (the “Services Agreement”), for the provision of certain customer care services to T-Mobile and T-Mobile’s customers, the terms of which are incorporated by reference herein, mutatis mutandis. Capitalized terms used herein but not defined shall have the meanings accorded to them in the Services Agreement.  In order to provide the Services under the Services Agreement, Provider will be delivered certain Handsets and SIMs (as respectively defined and identified below), for internal use by Provider’s care representatives, to assist T-Mobile’s customers with handset related issues, including, without limitation, operational handset use and handset troubleshooting.

2.   Training Devices.  At T-Mobile’s sole discretion, T-Mobile may furnish to Provider the handsets (“Handsets”), Subscriber Identity Modules (“SIMs”), and/or wireless routers (“Routers”) as may be required for offshore sites (collectively “Training Devices”), for the sole use in the training environment. The Training devices shall be identified in the training device inventory (“Training Device Inventory”) for the applicable Sites mentioned therein and will be updated from time-to-time.

3.   Training Device Inventory.  At least quarterly T-Mobile will electronically submit a clean Training Device Inventory to Provider for the purpose of obtaining all training device information that currently is in Provider’s possession.  The Training Device Inventory will need to be populated with make/model, serial numbers, IMEI numbers, SIM/MSISDN numbers, and all other information as outlined in the Training Device Inventory.  Provider assumes full responsibility for the Training devices and for the accuracy of the devices reflected in the Training Device Inventory.  Provider will fully complete the Training Device Inventory and submit electronically to T-Mobile within two (2) weeks after receipt.  All exceptions will be submitted to Provider for reconciliation/verification to be resolved within two (2) weeks of receipt of exceptions report.  Provider will be charged for all unaccounted Training Devices.  T-Mobile, in its sole discretion, reserves the right to disable any SIM for any or no reason.

EXHIBIT F	T-Mobile USA Confidential

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4.   Handsets and SIMs License.  T-Mobile hereby grants to Provider a revocable, non-exclusive, non-transferable, royalty-free, limited use license to use the Handsets and SIMs solely for use in support of the Services set forth in the Services Agreement. Notwithstanding anything to the contrary contained herein or in the Services Agreement, the license grant under this Section 3 will immediately terminate upon the termination or expiration of this License Agreement.

5.  Offshore Wireless Router and Internet Requirements:  If applicable and upon T-Mobile’s approval, Routers may be required for the sole use of meeting training curriculum requirements in offshore locations. The Routers must be placed outside of Provider’s perimeter protection devices, such as a firewall.  Internal systems must not be allowed to connect to the Router’s Wi-Fi network.  Provider will not transmit through the Router device any information of a sensitive nature to include, but not limited to, all T-Mobile or third-party Confidential data, Personally Identifiable Information (PII), or other sensitive information which requires a measurable degree of protection. Provider may purchase, up to one-hundred dollars ($100.00 USD), a Router for each training classroom or as mutually agreed upon and will submit the invoices to T-Mobile for reimbursement.  Each Router must be itemized in the Training Device Inventory.  At Provider’s expense, a broadband connection obtained through an ISP is required to fulfill certain training curriculum in offshore locations.  Provider will set up Internet connection in such a way as to ensure security of the T-Mobile network.

6.   Term and Termination.  This License Agreement will commence on the License Effective Date above and will terminate on the earlier of the (i) termination of the Services Agreement, or (ii) termination by T-Mobile upon twenty-four (24) hours notice. All provisions of this License Agreement that by their terms should survive termination or expiration of this License Agreement will so survive.

7.   Return and Certification.  Upon expiration or termination of this License Agreement, Provider shall immediately (i) return all T-Mobile designated Training Devices to T-Mobile via overnight shipping, as preapproved by T-Mobile or T-Mobile’s authorized representative, and (ii) certify to T-Mobile in writing that such Training Devices have been returned in an acceptable condition, excluding normal wear and tear.

8.   Confidential Information; Personal Data.  The Parties have entered into certain mutual nondisclosure and confidentiality provisions, as set forth in the Services Agreement, to protect each Party’s Confidential Information and proprietary information from unauthorized disclosure by the other Party. Without limitation to the foregoing or the mutual nondisclosure and confidentiality provisions contained in the Services Agreement, Provider acknowledges and agrees that the Training Devices, including, without limitation, any and all information related to the Training Devices, will be treated as T-Mobile Confidential Information. Except as may be provided in the scripts necessary for the provision of the Services, Provider will not disclose any Confidential Information or proprietary information relating to the Handsets, SIMs, or other training equipment to any third party without the prior written consent of T-Mobile.

9.   Warranty Disclaimer.  EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY APPLICABLE LAW, T-MOBILE MAKES NO REPRESENTATIONS, WARRANTIES OR

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CONDITIONS, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE HANDSETS, SIMs, AND/OR OTHER TRAINING EQUIPMENT, WHETHER ALLEGED TO ARISE BY OPERATION OF LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, BY COURSE OF DEALING OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS AS TO (I) NON-INFRINGEMENT, (II) MERCHANTABILITY, OR (III) FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR USE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, T-MOBILE DOES NOT REPRESENT, WARRANT OR CONDITION THAT THE OPERATION OF THE HANDSETS, SIMs, AND/OR OTHER TRAINING EQUIPMENT WILL BE UNINTERRUPTED, BUG FREE OR ERROR FREE. EXCEPT FOR THE WARRANTIES PROVIDED BY THE APPLICABLE MANUFACTURER(S) OF THE TRAINING DEVICES, THE TRAINING DEVICES ARE PROVIDED “AS IS.”  PROVIDER ACKNOWLEDGES THAT IT RELIES ON NO REPRESENTATIONS, WARRANTIES OR CONDITIONS, EXCEPT THOSE EXPRESSLY SET FORTH HEREIN OR IN THE SERVICES AGREEMENT.  TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE EXCLUDED, SUCH WARRANTY IS LIMITED IN DURATION TO THE TERM OF THIS LICENSE AGREEMENT.  THIS DISCLAIMER AND EXCLUSION WILL APPLY EVEN IF THE EXPRESS WARRANTY SET FORTH IN THIS SECTION 9 FAILS OF ITS ESSENTIAL PURPOSE OR USE.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, (A) IN NO EVENT WILL T-MOBILE BE LIABLE FOR COST OF COVER OR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HEREUNDER  (INCLUDING WITHOUT LIMITATION ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS OR LOSS OF BUSINESS) ARISING OUT OF OR IN CONNECTION WITH THIS LICENSE AGREEMENT OR ANY HANDSETS, SIMs, OR OTHER TRAINING EQUIPMENT PROVIDED HEREUNDER, EVEN IF T-MOBILE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF SUCH DAMAGES ARE REASONABLY FORESEEABLE.

10.  Ownership of Deliverables.  All Training Devices identified herein and all right, title and interest therein (including, but not limited to, associated copyright, trademark, patent and other intellectual property rights), are and will remain, as between the Parties, the sole and exclusive property of T-Mobile.

11.  Ownership of Training Usage and Expenses.  All SIMs will be assigned a rate plan designated in Provider’s name which will be set up exclusively for training purposes as per the training curriculum.  As defined by the training curriculum, and upon completion of each graduating training class, Provider may be permitted to invoice T-Mobile up to the allowable training usage per graduating FTE, as described in Schedule F.  Provider will submit an electronic statement of Provider’s rate plan invoice covering the dates of such training class, as appropriate.  Summary of the rate plan below reflects usage and charges and is subject to and/or termination by T-Mobile, in its sole discretion, at any time.

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Rate Plan Highlights:

Recurring Charge*	Included Buckets*	Additional Charges*
$[*] per month

Rate Plan SOC	[*]	[*]
SRVPARTRP

*Subject to change by T-Mobile, in its sole discretion, at any time.

Included & Optional Features

SOC*	Cost*	Description*
SVPARTBB	[*]	BlackBerry
SVPARTG1	[*]	G1 Data Feature
SVPUTINT	[*]	Unlimited Internet
SVPARTSK	[*]	Sidekick
SVPVPN	[*]	VPN Internet
HTSPTST	[*]	HotSpot test

*Subject to change by T-Mobile, in its sole discretion, at any time.

12.  Risk of Loss or Damage.  Provider shall be solely responsible for all risk of loss and damage to the Training Devices, including, without limitation, for any loss, destruction, theft and/or damage, up and to the replacement value incurred by T-Mobile, including any and all shipping fees.  Provider shall be liable to T-Mobile for all fees, penalties and/or other monies owed, in T-Mobile’s sole discretion, as a result of any loss, destruction, theft, misappropriation, fraud, and/or damage to the Training Devices.  Without limitation to the foregoing or anything contained in this License Agreement, Provider shall be solely responsible for any and all acts, omissions and/or willful misconduct of Provider’s employees, subcontractors, agents and/or independent contractors.

13.  Miscellaneous.  This License Agreement and the Services Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and they supersede all prior or contemporaneous negotiations, documents and agreements with respect to such subject matter.  No amendment, modification or waiver of this License Agreement will be valid unless set forth in a writing signed by the Parties.  This License Agreement will inure to the benefit of the Parties and their successors-in-interest and permitted assigns.  If any provision of this License Agreement is held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect.  A Party may assign this License Agreement to any company controlling, controlled by or under common control with such Party or in connection with a merger, reorganization or sale of all or substantially all of such Party’s capital stock or assets, provided that Provider must obtain T-

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Mobile’s prior written consent to any such assignment.  This License Agreement will be governed by the laws of the state of Washington, without reference to its choice of law principles.  The application of the United Nations Convention on Contracts for the International Sale of Goods is hereby excluded.  Each Party hereby irrevocably submits to the personal and exclusive jurisdiction and venue of the courts located in the state of Washington in any action arising out of or in connection with this License Agreement.

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SCHEDULE F

REIMBURSABLE TRAINING USAGE AMOUNTS

Only for those LOBs described below, amounts reflect normal usage required by training curriculum for each graduating FTE and is subject to change in T-Mobile’s sole discretion.

Training Type	Start LOB	Start Skill	End LOB	End Skill	Handset Usage (per Graduating FTE)*
New Hire	Tech Care - Tier 2	[*]	Tech Care - Tier 2	[*]	$	[*]
Conversion	Tech Care - Tier 1	[*]	Tech Care - Tier 2 / DDC & PDA	[*]	$	[*]

*Subject to change by T-Mobile, in its sole discretion, at any time.

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